UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 6, 2005

Oracle Corporation
401(k) Savings and Investment Plan

(Exact name of Registrant as Specified in its Charter)

Delaware	0-14376	94-2871189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 506-7000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 16.1

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 6, 2005, the Oracle Corporation 401(k) Savings and Investment Plan (the Plan) dismissed its independent registered public accounting firm, Ernst & Young LLP. On that same date, the Plan engaged the services of Ireland San Filippo, LLP as its new independent registered public accounting firm for its fiscal year ended December 31, 2004. Oracle Corporation is the administrator of the Plan, and Oracle Corporation’s Finance and Audit Committee authorized the dismissal of Ernst & Young LLP and the engagement of Ireland San Filippo, LLP.

The audit reports of Ernst & Young LLP on the financial statements of the Plan as of and for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two most recent fiscal years of the Plan ended December 31, 2003, and in the subsequent interim period through May 6, 2005, there were no disagreements between the Plan and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP ‘s satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in its report and there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K. A letter from Ernst & Young LLP is attached hereto as Exhibit 16.1, indicating whether it agrees with the above disclosures.

In deciding to select Ireland San Filippo, LLP, the Finance and Audit Committee reviewed auditor independence issues and existing commercial relationships with Ireland San Filippo, LLP and concluded that Ireland San Filippo, LLP has no commercial relationship with the Plan or with Oracle Corporation that would impair its independence.

During the two most recent fiscal years of the Plan ended December 31, 2003, and the subsequent interim period through May 6, 2005, the Plan did not consult with Ireland San Filippo, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

               16.1 Letter from Ernst & Young LLP dated May 12, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION 401(k) SAVINGS AND INVESTMENT PLAN

Dated: May 12, 2005	By:	/s/ Peter W. Shott

Peter W. Shott Vice President of Human Resources

Exhibit Index

16.1 Letter from Ernst & Young LLP dated May 12, 2005